UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 31, 2006

                         GLOBAL REALTY DEVELOPMENT CORP.
               (Exact name of registrant as specified in charter)


    Delaware                            000-32467              13-4105842
    --------                            ---------              ----------
(State or other jurisdiction of       (Commission            (IRS Employer
   incorporation)                      File Number)        Identification No.)

 11555 Heron Bay Boulevard, Suite 200 Coral Springs Florida             33076
 ----------------------------------------------------------             -----
      (Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (954) 603-0522

                 Australian Agriculture And Property Development
                 Corporation (Former name of former address, if
                           changed since last report)

                                   Copies to:
                             Richard Friedman, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     Effective January 31, 2006, Global Realty Development Corp. (formerly known as Australian Agriculture and Property Development Corporation) (the "Company") entered into an Assumption Agreement with A1 Financial Planners Pty Ltd. Pursuant to the terms of the Assumption Agreement, A1 Financial Planners has agreed to assume and be responsible for performing the Company's obligations under the certain AUD$3,200,000 principal amount promissory note, dated August 20, 2005, issued by the Company to Sapphire Developments Limited (the "Note") and the stock pledge agreement between the Company and Sapphire Developments Limited (the "Pledge Agreement"), which Note and Pledge Agreement were originally entered into in contemplation of the Company's proposed acquisition of Dominion Wines Ltd and Dominion Estates Pty Ltd.

     At the time that the Note and Pledge Agreement were entered into, the Company had simultaneously entered into a Pledge and Escrow Agreement with A1 Financial Planners, whereby A1 Financial Planners agreed to provide the Company with shares of common stock of the Company in the event of a default under the Note or in the event that the Company did not acquire Dominion Wines Ltd and Dominion Estates Pty Ltd. As a default under the Note has occurred and the Company has determined not to proceed with the acquisitions of Dominion Wines Ltd and Dominion Estates Pty Ltd., the parties have now executed the Assumption Agreement in order that A1 Financial Planners fulfill its obligations to the Company.

     In accordance with the Assumption Agreement, A1 Financial Planners has agreed to arrange to have 2,254,087 shares of the Company's common stock delivered to the escrow agent under the Pledge Agreement, along with stock powers or such other documentation reasonably requested, to be held to satisfy the obligations of the Company thereunder. A1 Financial Planners has further agreed that in the event that additional shares of the Company's common stock will be required pursuant to the terms of the Note and the Sapphire Pledge Agreement, A1 Financial Planners will arrange for such number shares to be transferred in accordance with the terms thereunder.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

         Not applicable.

(b) Pro forma financial information.

         Not applicable.

(c) Exhibits

Exhibit
Number                                 Description
--------------------------------------------------------------------------------
10.1 Assumption Agreement, dated as of January 31, 2006, by and between Global Realty Development Corp. and A1 Financial Planners Pty Ltd.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GLOBAL REALTY DEVELOPMENT CORP.


Dated: February 3, 2006                By: /s/ Robert Kohn
                                          ----------------
                                       Name:  Robert Kohn
                                       Title: Chief Executive Officer and
                                              Chief Financial Officer

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